SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


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                                    FORM 8-K

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                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): January 31, 2000


                                SAMES CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                        Commission File Number: 001-01416


           Delaware                                     36-0808480
(State or other Jurisdiction of            (I.R.S. Employer Identification No.)
      of Incorporation)

                              9201 W. Belmont Ave.
                             Franklin Park, IL 60131
                    (Address of Principal Executive Offices)

                                 (847) 737-5970
              (Registrant's Telephone Number, Including Area Code)

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ITEM 8.   CHANGE IN FISCAL YEAR.

     On January 31, 2000, the Board of Directors of Sames Corporation (the "Company") determined to change the Company's fiscal year end from November 30 to December 31. The Company intends to include information covering the transition period from December 1, 1999 to December 31, 1999 in its first quarterly report for its new fiscal year on Form 10-Q for the quarter ending March 31, 2000.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                             SAMES CORPORATION
                                             (Registrant)

Date:     January 31, 2000                   By:/s/ Arnold H. Dratt
                                             Name:  Arnold H. Dratt
                                             Title:  President, Chief Executive
                                                  Officer and Director
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